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                                                                     EXHIBIT B-4

CenterPoint Energy Services Company, LLC
Functional Organization Chart

                                                    ----------------------------
                                                              EXECUTIVE
                                                     MANAGER (PRESIDENT & CEO OF

                                                              CNP, INC.)

                                                     Executive Management
                                                     Corporate Aircraft
                                                    ----------------------------

-----------------------   ----------------------   -----------------------   --------------------------   -----------------------
                          EVP, GENERAL COUNSEL &   SVP HUMAN RESOURCES AND   SVP INFORMATION TECHNOLOGY
CHIEF FINANCIAL OFFICER    CORPORATE SECRETARY         SHARED SERVICES         AND TELECOMMUNICATIONS     SVP PROCESS IMPROVEMENT
-----------------------   ----------------------   -----------------------   --------------------------   -----------------------

                                                                     EXHIBIT B-4

                                                    ----------------------------
                                                              EXECUTIVE
                                                     MANAGER (PRESIDENT & CEO OF

                                                              CNP, INC.)

                                                     Executive Management
                                                     Corporate Aircraft
                                                    ----------------------------

------------------------   ----------------------   -----------------------   --------------------------   -----------------------
                           EVP, GENERAL COUNSEL &   SVP HUMAN RESOURCES AND   SVP INFORMATION TECHNOLOGY
CHIEF FINANCIAL OFFICER     CORPORATE SECRETARY         SHARED SERVICES         AND TELECOMMUNICATIONS     SVP PROCESS IMPROVEMENT
------------------------   ----------------------   -----------------------   --------------------------   -----------------------
Chief Accounting Officer   Legal                    Human Resources           IT Administration
------------------------   -----                    ---------------           LAN Services
Comptroller                *  Claims                *  Employee Benefits      SAP
*  Financial Accounting    *  Corp. Secretary/      *  Executive Benefits     *  SAP Energy Delivery
   and reporting              Board of Directors       (not billed)           *  SAP Payroll
*  Revenue Accounting                               *  Compensation           *  SAP Finance
*  Plant Accounting        Regulatory Relations     *  Workforce Planning     *  SAP Customer Care
*  Gas Allocation &        --------------------     *  Organizational            System
   analysis                *  Regulatory Policy        Effectiveness          *  SAP Security
Chief Risk Officer         *  Regulatory            *  Learning &             *  SAP Materials &
*  Risk Control               Proceedings              Organizational            Purchasing
*  Gas Contract            *  Regulatory               Development            Data Security (network
   Administration             Relations--Austin     *  AAP, Diversity,        security, data security
*  Commercial Credit                                   Policies               and disaster recovery)
Internal Auditing          Governmental Relations   *  Labor Relations        Solutions Delivery (SD)
Tax                        ----------------------   *  HR Communications      -----------------------
*  Federal Tax             *  State Relations       *  Wellness Center        *  Data services
*  State & local Tax       *  Local Relations       *  HR Houston Gas Ops     *  Energy Delivery support
*  Property Tax            *  Legislative Advocacy  *  HR Arkla/Entex         *  Corporate Applications
                              (not billed)          *  HR Texas Genco            support
Treasurer                                           *  HR Corporate Services  *  Arkla Application
---------                                           *  HR Finance & IT           support
*  Financing                                        *  HR TDU & IT            *  Pipelines support
*  Cash Management                                                            E-Mail Services
*  Corporate Risk                                   Shared Services           Desktop Administration
   Management (Insurance)                           ---------------           Help Desk
*  Investor Services                                *  Real Estate &          Enterprise Operations
   (transfer agent                                     Facilities Mgt.        (mainframe support)
   function)                                        *  Project Management     E- business
                                                    *  Financial Services     -----------
Investor Relations                                  *    Payroll              Telecommunications
------------------                                  *    Check printing       ------------------
                                                    *  Remittance Process.    *  all center operations
Strategic Planning                                  *    Bank recon./escheat  *  Data Circuit management
------------------                                                            *  Radio services
*  M&A, Divestitures (not
   billed)

                                                                     EXHIBIT B-4


                                                    ----------------------------
                                                              EXECUTIVE
                                                    MANAGER (PRESIDENT & CEO OF

                                                               CNP, INC.)

                                                     Executive Management
                                                     Corporate Aircraft
                                                    ----------------------------

-----------------------   ----------------------   -----------------------   --------------------------   -----------------------
                          EVP, GENERAL COUNSEL &   SVP HUMAN RESOURCES AND   SVP INFORMATION TECHNOLOGY
CHIEF FINANCIAL OFFICER    CORPORATE SECRETARY         SHARED SERVICES         AND TELECOMMUNICATIONS     SVP PROCESS IMPROVEMENT
-----------------------   ----------------------   -----------------------   --------------------------   -----------------------
                                                   *  Corp. travel           *  Telecom movies and
                                                   *  Office Support            changes
                                                      Services               *  Arkla
                                                      Houston                   Telecommunications
                                                      Mail Services
                                                      Customer Bills
                                                      Appliance Services
                                                      Record Archives
                                                      Forms
                                                      Graphics
                                                      Office Supplies
                                                      Copy Centers
                                                      Copiers
                                                   *  Purchasing &
                                                      Logistics
                                                      LDC Purchasing
                                                      Support
                                                      Gas Distribution
                                                      & Transportation Mgt
                                                      Corporate Purchasing
                                                      Investment Recovery
                                                   *  Corporate Security
                                                      Patrol Services
                                                      Central Monitoring
                                                      Travis Tower Security
                                                   *  Arkla Real Estate &
                                                      Facilities Management
                                                   *  Arkla Office Support
                                                      Services